THE RIGHT, IF ANY, OF THE
OWNER OF THE AMERICAN
DEPOSITARY SHARES
EVIDENCED BY THIS RECEIPT
TO VOTE THE DEPOSITED
SECURITIES REPRESENTED
BY SUCH AMERICAN
DEPOSITARY SHARES IS
GOVERNED BY THE
PROVISIONS OF PARAGRAPH
18 OF THIS RECEIPT.

SEE REVERSE FOR
CERTAIN DEFINITIONS


AMERICAN DEPOSITARY
SHARES

(Each American Depositary
Share represents two deposited
Shares)

CUSIP 404638 10 3


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR SHARES OF THE
PAR VALUE OF THBH 10 EACH
OF

HANA MICROELECTRONICS
PUBLIC COMPANY LIMITED

(INCORPORATED UNDER THE
LAWS OF THE KINGDOM OF
THAILAND)


representing deposited shares of
10THBH par value each (herein
called "Shares") of Hana
Microelectronics Public Company
Limited, incorporated under the
laws of the Kingdom of Thailand
(herein called the "Company"). At
the date hereof, each American
Depositary Share represents two
Shares, which is either deposited
or subject to deposit under the
deposit agreement at Siam
Commercial Bank (herein called
the "Custodian"). The
Depositary's Corporate Trust
Office is located at an address
different from that of its principal
executive office. Its Corporate
Trust Office is located at 101
Barclay Street, New York, New
York 10286, and its principal
executive office is located at 48
Wall Street, New York, New York
10286.

1. THE DEPOSIT
AGREEMENT. This American
Depositary Receipt is one of an
issue of American Depositary
Receipts (herein called
''Receipts"), all issued and to be
issued upon the terms and
conditions set forth in the deposit
agreement, dated as of February
3, 1994 (herein called the
"Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
Holders from time to time o
Receipts issued thereunder,
each of who m by accepting a
Receipt agrees to become a
party thereto and become bound
by ail the terms and conditions
thereof. The Deposit Agreement
sets forth the rights of Owners
and Holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities,
property and cash from time to
time received in respect of such
Shares and hold thereunder
(such Shares, securities,
property and cash are herein
called 'Deposited Securities").
Copies of the Deposit Agreement
are on file at the Depositary's
Corporate	Trust Office in New
York City and at the office of the
Custodian.
The statements made on the
face and reverse on this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms
used but not defined herein shall
have the meanings set forth in
the Deposit Agreement.

2. DEPOSIT OF SHARES.
Anything to the contrary
contained herein or in the
Deposit Agreement not
withstanding, the only type of
shares of the Company that will
be accepted for deposit and that
are deliverable upon withdrawal
are those so-called "Foreign
Board Shares" which are shares
of the Company which may be
held and traded by non-Thai
nationals, or any equivalent
mechanism which clearly defines
the acquisition, ownership and
sale of shares by non-Thai
nationals, provided that if the
Stock Exchange of Thailand or
the government of the Kingdom
of Thailand introduces a change
which would allow non-Thai
nationals to own shares other
than Foreign Board Shares, or
any equivalent mechanism,
without violating any Thai laws
generally applicable thereto, the
Company in its sole discretion
may authorize the Depositary in
writing to take advantage of such
change or liberalizing measure
by allowing for the deposit of
such non-Foreign Board Shares
or otherwise as shall be
determined in the sole discretion
of the Company.
Anything herein contained or
contained in the Deposit
Agreement to the contrary
notwithstanding, the number of
Shares on deposit hereunder
shall not exceed 40% of the total
number of Shares outstanding
from time to time (which total
number of Shares outstanding is
as of the d ate of the Deposit
Agreement approximately
50,000,000 (Fifty Million)), and
the Company shall from time to
time inform the Depositary of any
increase or decrease in such
total number; provided, however,
that, notwithstanding any such
decrease the Depositary shall be
under no obligation to cause a
corresponding decrease in the
number of Shares on deposit
hereunder' The Depositary shall
not be responsible for any
change in the number of Shares
to be accepted for deposit
hereunder until it has received
actual notice of such change in
writing from the Company and
has had a reasonable opportunity
to so notify the Custodian.

3. SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES. Upon surrender of
this Receipt at the Corporate
Trust Office of the Depositary,
and upon payment of the fee of
the Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or
upon his order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued. Delivery of
such Deposited Securities may
be made by the delivery of (i) (a)
certificates in the name of the
Owner erect or as ordered by
him or (b) certificates properly
endorsed or accompanied by
proper instruments of transfer to
the Owner hereof or as ordered
by him and (ii) any other
securities, property and cash to
which the Owner hereof is then
entitled to in respect of such
Receipt. Such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate
Trust Office i) f the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be
at the request, risk and expense
of the Owner hereof.

4. TRANSFERS, SPLIT-UPS
AND COMBINATIONS OF
RECEIPTS. The transfer of this
Receipt Is registerable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by
duly authorized attorney, upon
surrender of this Receipt at its
Corporate Trust Office properly
endorsed for i or accompanied by
a proper instrument or
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the fees and
expenses of the Depositary and
upon compliance with such
regulations, it any, as the
Depositary may establish for
such purpose. This Receipt may
be split into other Such Receipts,
or may be combined with other
such Receipts into one Receipt,
representing the same aggregate
number of American Depositary
Shares as the Receipt or
Receipts surrendered, As a
condition precedent to the
execution and delivery,
registration of transfer, split-up,
combination or surrender of any
Receipt or withdrawal of any
Deposited Securities, the
Depositary, the Custodian, or any
Registrar or co-Registrar may
require payment from the
presentor of the Receipt of a sum
sufficient to reimburse it for any
tax or other governmental charge
and any stock transfer or
registration fee with respect
thereto (including any such tax or
charge or fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof satisfactory to
it as to the identity and
genuineness of any signature
and may also require compliance
with such regulations, if any, as
the Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt, including, without
limitation, Paragraph 24 of this
Receipt.
After consultation with the
Company, the delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares may
be suspended, or the registration
of transfer of Receipts in
particular instances may be
refused, or the registration of
transfer of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the Depositary
or the Company (or, it applicable,
of the Foreign Registrar) are
closed, or if any such action is
deemed necessary or advisable
by the Depositary or the
Company at any time or from
time to time because of any
requirement of law or of any
government or governmental
body or commission, or under
any provision of this Deposit
Agreement or this Receipt, or for
any other reason subject to
Paragraph 24 hereof. The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not be
suspended subject only to (I)
temporary delays caused by
closing the transfer books of the
Depositary or the Company or
the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any United
States or foreign laws or
governmental regulations relating
to the Receipts or to the
withdrawal of the Deposited
Securities. Without limitation of
the foregoing, the Depositary
shall not knowingly accept for
deposit under this Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities Act of
1933 and the rules and
regulations promulgated
thereunder, unless a registration
statement is in effect as to such
Shares.

5. LIABILITY OF OWNER
FOR TAXES AND OTHER
CHARGES. It any tax or other
governmental charges shall
become payable by the
Depositary or any Custodian with
respect to any Receipt or any
Deposited Securities represented
by the American Depositary
Shares evidenced hereby, the
amount of such tax or other
governmental charges shall be
payable to the Depositary by the
Owner hereof. The Depositary
may refuse to effect any
registration of transfer of this
Receipt or any withdrawal of
Deposited Securities represented
hereby until such payment is
made, and may withhold any
dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of
the Deposited Securities
represented by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner hereof shell remain liable
for any deficiency.

6. DISCLOSURE OF
INTERESTS. The Company may
from time to time request Owners
to provide information as to the
capacity in which such Owners
own of owned Receipts and
regarding the identity of any
other persons then or previously
interested in such Receipts and
the nature of such interest and
various other matters. Each
Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Paragraph and
Section 3.04 of the Deposit
Agreement. The Depositary
agrees to use reasonable efforts
to comply with written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owners and to forward to the
Company any such responses to
such requests received by the
Depositary.

7. WARRANTIES OF
DEPOSITORS. Every Person
depositing Shares hereunder and
under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and each certificate
therefor are validly issued, fully
paid, non-assessable and free of
any pre-emption rights of the
holders of outstanding Shares
and that the Person making such
deposit is duly authorized so to
do. Every such Person shall also
be deemed to represent that
Shares deposited by that Person
are not Restricted Securities
Such representations slid
warranties shall survive the
deposit of such Shares and
issuance of such Receipts.

8. FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION. Any Person
presenting Shares for deposit or
any Owner of a Receipt may be
required from time to time to file
such proof of citizenship or
residence, exchange control
approval, the identity of the
Person legally or beneficially
interested in the Receipt and the
nature of such interest or such
information relating to the
registration on the books of the
Company (or of the appointed
agent of the Company for
transfer and registration of
Shares, which may be, but need
not be, the Foreign Registrar) of
the Shares presented for deposit
or other information, and to
execute such certificates and to
make such representations and
warranties, as the Depositary or
the Company may deem
necessary or proper. The
Depositary may withhold the
delivery or registration of transfer
of any Receipt or the distribution
or sale of any dividend or other
distribution of rights or of the
proceeds thereof or the delivery
of any Deposited Securiti6s until
such proof or other information is
filed or such certificates are
executed or such representations
and warranties made. Upon
reasonable request, the
Depositary shall, at the request
of the Company, provide the
Company in a timely manner with
all copies of all such certificates
and written representations and
warranties provided to the
Depositary under this Paragraph
and Section 3.01 of the Deposit
Agreement. No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
(which may he an opinion of
counsel) that any necessary
approval has been granted by
any governmental body in the
Kingdom of Thailand, if any,
which is then performing the
function of the regulation of
currency exchange.

9. CHARGES OF
DEPOSITARY. The Company
agrees to pay the fees and
reasonable expenses of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered
into between the Depositary and
the Company from time to time.
The Depositary shall present its
statement for such charges and
expenses to the Company once
every three months. The charges
and expenses of the Custodian
are for the sole account of the
Depositary.
The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange
of stock regarding the Receipts
or Deposited Securities or a
distribution of Receipts pursuant
to Section 4.03 of the Deposit
Agreement), whichever
applicable: (i) the fees of the
Depositary for the execution and
delivery of Receipts pursuant to
Section 2.03 of the Deposit
Agreement, the execution and
delivery of Receipts pursuant to
Section 4.03 of the Deposit
Agreement, the surrender of
Receipts pursuant to Section
2.05 of the Deposit Agreement,
and the making of any cash
distribution 0 ec pursuant to the
Deposit Agreement, including but
not limited to Sections 4.01
through 4.04 thereof, (ii) taxes
and other governmental charges,
(III) such registration fees as may
from time to time be in effect for
the registration of transfers of
Shares generally on the share
register of the Company or
Foreign Registrar and applicable
to transfers of Shares to the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of
deposits or withdrawals under
the Deposit Agreement, (iv) such
cable, telex and facsimile
transmission expenses as are
expressly provided for in the
Deposit Agreement, (v) such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, (vi) a fee not in
excess of US$5.00 per100
American Depositary Shares
portion thereof) for the issuance
or surrender, respectively, of a
Receipt, (vii) a fee not in excess
of US$.02 per American .
Depositary Share (or portion
thereof) or any cash distribution
made pursuant made to the
Deposit Agreement including but
not limited to Sections 4.01
through 4.04, and (viii) a fee not
in excess of U.S. $1.50 per
certificate for a Receipt or
Receipts for transfers made
pursuant to the terms of the
Deposit Agreement.
The Depositary, subject to
Section 2.09 of the Deposit
Agreement and Paragraph 10
hereof, may own and deal in any
class of securities of the
Company and its affiliates and in
4eceipts.

10. LOANS AND
PRE-RELEASE OF SHARES
AND RECEIPTS. In its capacity
as Depositary, the Depositary will
lend neither the Shares held
under the Deposit Agreement not
the Receipts: provided, however,
that the Depositary reserves the
right to (i) execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02
of the Deposit Agreement and III)
deliver Shares prior to the receipt
and cancellation of Receipts
pursuant to Section 2.05 of the
Deposit Agreement including
Receipts which were issued
under (I) above but for which
Shares may not have been
received. The Depositary may
receive Receipts in lieu of Shares
under (i) above and receive
Shares in lieu of Receipts under
(ii) above. Each such transaction
will be (a) preceded or
accompanied by a written
representation from the Person
to whom Receipts or Shares are
to be delivered that such Person,
or its customer, owns the Shares
or Receipts to be remitted, as the
case may be, (b) at all times fully
collateralized with cash or such
other collateral as the Depositary
deems appropriate, (c)
terminable by the Depositary on
not more than five business days
notice, and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate. The
Depositary will normally limit the
number of Receipts and Shares
involved in such transactions at
any one time to 30% of the
American Depositary Shares
outstanding (without giving effect
to American Depositary Shares
evidenced by Receipts
outstanding under (I) above), or
Shares held under the Deposit
Agreement, respectively:
provided, however, that the
Depositary reserves the right to
change or disregard such limit
from time to time as it deems
appropriate, The Depositary will
also set limits with respect to the
number of Receipts and Shares
involved in transactions to be
undertaken under the Deposit
Agreement with any one 7erson
on a case by case basis as it
deems appropriate. The
Depositary may retain for its own
account any compensation
received by it in connection with
the foregoing.

11. TITLE TO RECEIPTS. It is
a condition of this Receipt and
every successive Owner and
Holder of this Receipt by
accepting or holding the same
consents and agrees, that title to
this Receipt (and to each
American Depositary Share
evidenced hereby) when such
Receipt is properly endorsed or
accompanied by proper
instrument or instruments of
transfer, is transferable by
delivery with the same effect as
in the case of a negotiable
instrument; provided, however,
that the Company and the
Depositary, notwithstanding any
notice to the contrary, may treat
the Person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
Person entitled to any distribution
of dividends or other distributions
or to any notice provided for in
the Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under the
Deposit Agreement or this
Receipt to any Holder of a
Receipt unless such Holder is the
Owner hereof.

12. VALIDITY OF RECEIPT.
This Receipt shall not be entitled
to any benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall have
been executed by the Depositary
by the manual or facsimile
signature of a duty authorized
signatory or, if a Registrar for
Receipts shall have been
appointed, countersigned by the
manual or facsimile signature of
a duly authorized officer of the
Registrar.

13. REPORTS; INSPECTION
OF TRANSFER BOOKS, ETC.
The Company currently furnishes
the United States Securities and
Exchange Commission
hereinafter called the
"Commission") with certain public
reports and documents required
by foreign law or otherwise under
Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
Such reports and
communications will be available
for inspection and copying by
Owners and Holders at the public
reference facilities maintained by
the Commission located at 450
Fifth Sheet, N.W., Washington,
DC 20549
The Depositary will make
available for inspection by
Owners at its Corporate Trust
Office (I) the Deposit Agreement
and (it) any reports and
communications, including any
proxy soliciting material, received
from the Company which are
both (a) received by the
Depositary as the holder of the
Deposited Securities and (b)
made generally available to the
holders of such Deposited
Securities by the Company,
The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all reasonable
times shall be open for inspection
by the Owners provided that
such inspection shall not be for
the purpose of communicating
with the Owners in the interest of
a business or object other than
the business of the Company or
a matter related to the Deposit
Agreement or the Receipts. To
the extent required under Rule
12g3-2(b) or otherwise under the
Securities Exchange Act of 1934
such reports and
communications, including a
such proxy soliciting material,
furnished to the Depositary by
the Company shall be furnished
in English, or where permitted by
such Rule, summarized in
English.

14. DIVIDENDS AND
DISTRIBUTIONS. Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary will. if
at the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars
transferable to the United States
of America, and subject to the
Deposit Agreement, convert such
dividend or distribution into
Dollars and will promptly
distribute the amount thus
received (net of the fees of the
Depositary as provided in
Paragraph 9) to the Owners
entitled thereto, in proportion to
the number of American
Depositary Shares representing
such Deposited Securities held
by them, respectively: provided,
however, that in the event that
the Depositary or the Company is
required to withhold and does
withhold from any cash dividend
or other cash distribution in
respect of any Deposited
Securities an amount on account
of taxes or other governmental
charges, the amount distributed
to the Owners on tire American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly. The
Depositary shall distribute only
such amount, however as can be
distributed without attributing to
any Owner a fraction of one cent.
Any such fractional amounts
shall be rounded to the nearest
whole cent and so distributed to
Owners entitled thereto.
Whenever the Depositary
receives any distribution other
than cash, Shares or rights upon
any Deposited Securities, the
Depositary shall cause the
securities or property received by
it to be distributed to the Owners
entitled thereto, in proportion to
the number of American
Depositary Shares representing
such Deposited Securities held
by them respectively, in any
manner that the Depositary may
deem equitable and practicable
for accomplishing such
distribution; provided, however,
that if in the opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners entitled
thereto. or if for any other reason
(including, but not limited to. any
requirement that the Company, a
Custodian or the Depositary
withhold an amount on account
of taxes or other governmental
charges or that such securities
must be registered under the
Securities Act of 1933 in order to
be distributed to Owners or
Holders) the Depositary deems
such distribution not to be
feasible. the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting such
distribution, including, but not
limited to, the public or private
sale of the securities or property
thus received, or any part
thereof, and file not proceeds of
any such sale (net of the fees of
the Depositary as provided in
Paragraph 9) shall be distributed
by the Depositary to the Owners
entitled thereto as in the case of
a distribution received in cash
If any distribution upon any
Deposited Securities consists of
a dividend in, or free distribution
of, Shares, the Depositary may
and shall if the Company shall so
request, distribute to the Owners
of outstanding Receipts entitled
thereto, additional Receipts for
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount of
Shares represented by the
aggregate of such fractions and
distribute the net proceeds in
Dollars, all in the manner and
subject to the conditions set forth
in the Deposit Agreement. It
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.
In the event that the
Depositary determines that any
distribution in property (including
Shares and tights to subscribe
therefor) is subject to any tax
which the Depositary is obligated
to withhold, the Depositary may
dispose of all or a portion of such
property (including Shares and
rights to subscribe therefore in
such amounts and in such a
manner as the Depositary deems
necessary and practicable to pay
any such taxes, at public or
private sale, and the Depositary
shall distribute the net proceeds
of any such sale after deduction
of such taxes to the Owners
entitled thereto in proportion to
the number of American
Depositary Shares held by them
respectively and the Depositary
shall distribute any unsold
balance of su0i property in
accordance with the provisions of
this Receipt and the Deposit
Agreement.
The Depositary shall use
reasonable efforts to make and
maintain arrangements enabling
Owners who are citizens or
residents of the United States of
America to receive any tax
credits or other benefits
(pursuant to treaty or otherwise)
relating to dividend payments on
the American Depositary Shares.

15. RIGHTS. In the event that
the Company shall offer or cause
to be offered to the holders of
any Deposited Securities any
rights to subscribe for additional
Shares or any rights of any other
nature. the Depositary shall have
discretion as to the procedure to
be followed in making such rights
available to any Owners or in
disposing of such rights on behalf
of any Owners and making the
net proceeds available to such
Owners or, if by the terms of
such rights offering or, for any
other reason, the Depositary may
neither make such rights
available to any Owners nor
dispose of such rights and make
the net proceeds available to
such Owners, then the
Depositary shall allow the rights
to lapse. provided, however, that
if at the time of the offering of
any rights the Depositary
determines in its discretion that it
is lawful and feasible to make
such rights available to all
Owners or to certain Owners but
not to other Owners. the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it deems
appropriate. If the Depositary
determines in its discretion that it
is r1ot lawful and feasible to
make such rights available to
certain Owners, it may sell the
rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to
whom it has determined it may
not lawfully or feasibly make
such rights available, and
allocate the net proceeds of such
sales (not of the fees of the
Depositary as provided in
Section 5 09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and
conditions of this Receipt and of
the Deposit Agreement) for the
account of such Owners
Otherwise entitled to such rights,
warrants or other instruments,
upon an averaged or other
practical basis without regard to
any distinctions among such
Owners because of exchange
restrictions or the date of delivery
of any Receipt or otherwise. The
Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or
any Owner in particular.
If an Owner requests the
distribution of warrants or other
instruments in order to exercise
the rights applicable to the
American Depositary Shares of
such Owner hereunder, the
Deposi1ary will make such rights
available to such Owner Upon
written notice from the Company
to the Depositary that (i) the
Company has elected in its sole
discretion to permit such rights to
be exercised and (ii) such Owner
has executed such documents as
the Company has determined in
its sole discretion are reasonably
required under applicable law.
Upon instruction pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase
price of the Shares to be
received upon the exercise of the
rights, and upon payment of the
fees of the Depositary as set
forth in such warrants or other
instruments, the Depositary shall,
on behalf of such Owner,
exercise the rights and purchase
the Shares, and the Company
shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such
Owner. As agent for such Owner,
the Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section
2.03 of the Deposit Agreement,
execute and deliver to such
Owner Restricted Receipts.
If registration under the
Securities Act of 1933 of the
securities to which any rights
relate is required in order for the
Company to offer such rights to
Owners and sell the securities
received upon the exercise of
such rights to Owners, the
Depositary will not offer such
rights to Owners unless and until
such a registration statement is
in effect, or unless the offering
and sale of such securities to
Owners of such receipts is
exempt from registration under
the provisions of such Act.

16. CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary shall
receive foreign currency, by way
of dividends or other distributions
or as the net proceeds from the
sale of securities, property or
rights, and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis
into Dollars and the resulting
Dollars distributed to the Owners
entitled thereto, the Depositary
shall promptly convert or cause
to be converted, by sale or in any
other manner that it may
determine, such foreign currency
into Dollars, and such Dollars
(net of any conversion expenses
of the Depositary) shall be
distributed to the Owners entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants and/or instruments
upon surrender thereof for
cancellation in whole or in part
depending upon the terms of
such warrants and/or
instruments, Such distribution
shall be made in proportion to the
number of American Depositary
Shares representing Deposited
Securities held respectively by
such Owners and entitling them
to such Dollars. Such distribution
may be made upon an averaged
or other practicable basis without
regard to any distinctions among
Owners on account of exchange
restrictions or otherwise.
If such conversion or
distribution can be effected only
with the approval or license of
any government or agency
thereof, the Depositary shall file
such application for approval or
license, if any, as it may deem
desirable. If at any time the
Depositary shall determine that in
its judgment any foreign currency
received by the Depositary is not
convertible on a reasonable
basis into Dollars distributable to
Owners entitled thereto, or if any
approval or license of any
government on agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency (or
an appropriate document
evidencing the right to receive
such foreign currency) received
by the Depositary to, or in its
discretion may hold such foreign
currency for the respective
accounts of, the Owners entitled
to receive the same.
If any such conversion of
foreign currency, in whole or in
part, cannot be effected for
distribution to some Owners
entitled thereto, the Depositary
may in its discretion make such
conversion and distribution in
Dollars to the extent permissible
to the Owners entitled thereto
and may distribute the balance of
the foreign currency received by
the Depositary to, or hold such
balance for the respective
accounts of, the Owners entitled
thereto.

17. RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash shall
be made, or whenever rights
shall be issued with respect to
the Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Deposited
Securities that are represented
by each American Depositary
Share or whenever the
Depositary shall receive notice of
any meeting of holders of Shares
or other Deposited Securities, the
Depositary will fix a record date
after consultation with the
Company if such record date is
different from the record date
applicable to the Deposited
Securities for the determination
of the Owners who will be
entitled, as the case may be, to
receive such dividend,
distribution or rights, or the net
proceeds of the sale thereof, or
to give instructions for the
exercise of voting rights at any
such meeting, or for fixing the
date on or after which each
American Depositary Share will
represent the changed number of
Shares, subject to the provisions
of the Deposit Agreement.

18. VOTING OF DEPOSITED
SECURITIES. UNTLL THE
DEPOSLTARY RECELVES
WRLTTEN NOTLCE FROM THE
COMPANY TO THE
CONTRARY, OWNERS OF
AMERLCAN DEPOSLTARY
SHARES REPRESENTED BY
SHARES WLLL NOT BE
ENTLTLED TO LNSTRUCT THE
DEPOSLTARY AS TO THE
EXERCLSE OF VOTLNG
RLGHTS PERTAINLNG TO
SUCH SHARES, AND THE
DEPOSLTARY SHALL INSTEAD
GIVE A DISCRETIONARY
PROXY FOR SUCH SHARES
TO A PERSON DESLGNATED
BY THE COMPANY, UPON
RECELPT BY THE
DEPOSITARY OF SUCH
NOTLCE TO THE CONTRARY,
THEN AND THEREAFTER THE
REMAINING PROVISIONS OF
THIS PARAGRAPH SHALL
APPLY.
(i) As soon as practicable,
unless otherwise instructed by
the Company, after receipt of
notice of any meeting on
solicitation of consents or proxies
of holders of Shares or other
Deposited Securities, the
Depositary shall mail to the
Owners a notice containing (a)
such information as is contained
in the notice received by the
Depositary, (b) a statement that
each Owner at the close of
business on a specified record
date will be entitled, subject to
applicable law and the provisions
of the Memorandum and Articles
of Association of the Company
and the terms of or governing
Deposited Securities, to instruct
the Depositary as to the exercise
of voting rights, if any, pertaining
to the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owner's Receipts, and (c) a
statement as to the manner in
which such instructions may be
given, including, when applicable,
an express indication that
instructions may be given (or, if
applicable, deemed given in
accordance with clause (ii) of this
paragraph 18 if no instruction is
received) to the Depositary to
give a discretionary proxy to a
Person designated by the
Company. Upon the written
request of an Owner on such
record date, received on or
before the date established by
the Depositary for such purpose,
the Depositary shall endeavor
insofar as practicable and
permitted under applicable law
and the provisions of the
Memorandum and Articles of
Association of the Company and
the terms of or governing
Deposited Securities to vote or
cause to be voted the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's
Receipts in accordance with any
nondiscretionary instructions set
forth in such request, including
the instruction to give a
discretionary proxy to a Person
designated by the Company. The
Depositary shall not, and the
Depositary shall ensure that each
Custodian or any of its nominees
shall not, exercise any voting
discretion over any Deposited
Securities.
(ii) If after complying with the
procedures set forth in this
Paragraph the Depositary does
not receive instructions from the
Owner of a Receipt on or before
the date established by the
Depositary for such purpose, the
Depositary shall give a
discretionary proxy for the
Shares evidenced by such
Receipt to a Person designated
by the Company.

19. CHANGES AFFECTING
DEPOSITED SECURITIES.
Upon any change in nominal
value, change in par value,
split-up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of
or in respect of Deposited
Securities shall be treated as
new Deposited Securities under
the Deposit Agreement, and
American Depositary Shares
shall henceforth represent the
new Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursuant
to the following sentence. In any
such case the Depositary may,
upon consultation with the
Company, and shall, if the
Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or call
for the surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

20. LIABILITY OF
DEPOSITARY AND COMPANY.
Neither the Depositary nor the
Company shall incur any liability
to any Owner or Holder, if by
reason of any provision of any
present or future law of the
United States of America or the
Kingdom of Thailand or any other
country. or of any other
governmental or regulatory
authority, stock exchange or
NASDAQ or by reason of any
provisions, present or future, of
the Memorandum or Articles of
Association of the Company, or
by reason of any terms of any
securities issued or distributed by
the Company, or any offering or
distribution thereof, or by reason
of any act of God or war or other
circumstances beyond their
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from doing
or performing any act or thing
contemplated by the terms of the
Deposit Agreement; nor shall the
Depositary or the Company incur
any liability to any Owner or
Holder by reason of any
non-performance or delay,
caused as aforesaid, in the
performance of any act or thing
contemplated by the terms of the
Deposit Agreement, or by reason
of any exercise of, or failure to
exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a
distribution pursuant to Sections
4.01, 4.02 or 4,03 of the Deposit
Agreement, or an offering or
distribution pursuant !o Section
4.04 of the Deposit Agreement,
or because of applicable law,
such distribution or offering may
not be made available to all or
certain Owners, and the
Depositary may not dispose of
such distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and shall
allow any rights, if applicable, to
lapse, without any liability to the
Depositary or the Company,
Neither the Company nor the
Depositary assumes any
obligation or shall be subject to
any liability under the Deposit
Agreement to Owners or Holders
except that they agree to use
their best judgment and to act in
good faith in the performance of
such duties set forth in the
Deposit Agreement. The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities. Neither the
Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend
any action, suit or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which in
its opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and liability
be furnished as often as may be
required, and the Custodian shall
not be under any obligation
whatsoever with respect to such
proceedings, the responsibility of
the Custodian being solely to the
Depositary. Neither the
Depositary nor the Company
shall be liable for any action or
nonaction by it in reliance upon
the advice of or information from
legal counsel, accountants, any
Person presenting Shares for
deposit, any Owner or Holder, or
any other Person believed by it in
good faith to be competent to
give such advice or information
including but not limited to any
such action or nonaction based
upon any written notice, request,
direction o r other document
believed by it to be genuine and
to have been signed or
presented by the proper party or
parties. The Depositary shall not
be responsible for any failure to
carry out any instructions to vote
any of the Deposited Securities,
or for the manner in which any
such vote is cast or the effect of
any such vote, provided that any
such action or nonaction is in
good faith The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection
with a matter arising wholly after
the removal or resignation of the
Depositary, provided that the
Depositary exercised its best
judgment and good faith while it
acted as Depositary. The
Company agrees to indemnify
the Depositary and any
Custodian and any of their
respective directors, employees,
agents and affiliates against, and
hold each of them harmless
from, any liability or expense
which may arise out of acts
performed or omitted, in
accordance with the provisions of
the Deposit Agreement and of
the Receipts, as the same may
be amended, modified or
supplemented from time to time,
(i) by either the Depositary or a
Custodian or any of their
respective directors, employees,
agents and affiliates, except for
any liability or expense arising
out of the negligence or bad faith
of any of them, or (ii) by the
Company or any of ids directors,
employees, duly authorized
agents and affiliates. The
Depositary agrees to indemnify
the Company, its directors,
employees, agents and affiliates
and hold them harmless from any
liability or expense which may
arise out of acts performed or
omitted by the Depositary or any
Custodian or any of their
respective directors, employees,
agents or affiliates due to the
failure of any of them to use their
best judgment or act in good
faith. No disclaimer of liability
under the Securities Act of 1933
is intended by any provision of
the Deposit Agreement
Any Person seeking
indemnification hereunder (an
''indemnified person") shall notify
the Person from whom it is
seeking indemnification (the
''indemnifying person'') of a
commencement of any
indemnifiable action or claim
promptly after such indemnified
person becomes aware of such
commencement and shall consult
in good faith with the
indemnifying person as to the
conduct of the defense of such
action or claim, which defense
shall be reasonable under the
circumstances. No indemnified
person shall compromise or
settle any action or claim without
the consent of the indemnifying
person.

21. RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary hereunder
by written notice of its election so
to do delivered to the Company,
such resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as hereinafter provided. The
Depositary may at any time be
removed by tine Company by
written notice of such removal,
effective upon the appointment of
a successor depositary and its
acceptance of such appointment
as hereinafter provided,
In case at any time the
Depositary acting hereunder
shall resign or be removed, the
Company shall use its best
efforts to appoint a successor
depositary, which shall be a bank
or trust company having an office
in the Borough of Manhattan,
The City of New York. Every
successor depositary shall
execute and deliver to its
predecessor and to the Company
an instrument in writing accepting
its appointment hereunder. and
thereupon such successor
depositary, without any further
act or deed, shall become fully
vested with all the rights, powers,
duties and obligations of its
predecessor: but such
predecessor, nevertheless, upon
payment of all sums due it and
on the written request of the
Company shall execute and
deliver an instrument transferring
to such successor all rights and
powers of such predecessor
hereunder, shall duly assign,
transfer and deliver all right, title
and interest in the Deposited
Securities to such successor,
and shall deliver to such
successor a list of the Owners of
all outstanding Receipts- Any
such successor depositary shall
promptly mail notice of ifs
appointment to the Owners.
Any corporation into or with
which the Depositary may be
merged or consolidated shall be
the succession of the Depositary
without the execution or filing of
any document or any further act.
Whenever the Depositary in its
discretion determines that it is in
the best interest of the Owners to
do so it may appoint a substitute
or additional custodian or
custodians.

22. AMENDMENT. The form
of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time do time be amended
by agreement between the
Depositary and the Company in
any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges), or
which shall otherwise prejudice
any substantial existing right of
Owners, shall, however, not
become effective as to
outstanding Receipts until the
expiration of 30 days after notice
of such amendment shall have
been given to the Owners of
outstanding Receipts. Every
Owner of a Receipt at the time
any amendment so becomi3s
effective shall be deemed, by
continuing to hold such Receipt
to consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby. In no event
shall any amendment impair the
right of the Owner of any Receipt
to surrender such Receipt and
receive therefor the Deposited
Securities represented thereby.

23. TERMINATION OF
DEPOSIT AGREEMENT. The
Depositary will at any time at the
direction of the Company
terminate the Deposit Agreement
by mailing notice of such
termination to the Owners of all
Receipts then outstanding at
least 30 days prior to the date
fixed in such notice for such
termination The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
such termination to the Company
and the Owners of all Receipts
then outstanding if at any time 90
days shall have expired after the
Depositary shall have delivered
to the Company a writ1en notice
of its election to resign and a
successor depositary shall not
have been appointed and
accepted its Appointment as
provided in Section 5,04 of the
Deposit Agreement. If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereinafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof shall not accept
deposits of Shares (and shall
instruct each Custodian to act
accordingly), and shall not give
any further notices or perform
any further acts under the
Deposit Agreement. except that
the Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
property and rights and convert
Deposited Securities into cash as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any
nights or other property, in
exchange for Receipts
surrendered to the Depositary
(af1er deducting. in each case.
the fee of the Depositary for the
surrender of a Receipt. any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the expiration of
one year from the date of
termination, the Depositary may
sell the Deposited Securities then
held under the Deposit
Agreement and may thereunder
hold uninvested the net proceeds
of any such sale, together with
any other cash then hold by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not
theretofore been surrendered
such Owners thereupon
becoming general creditors of the
Depositary with respect to such
proceeds. After making such sale
the Depositary shall be
discharged from all obligations
under the Deposit Agreement.
except to account for such net
proceeds and other cash (after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges)
and except for its obligations to
the Company with respect to
indemnification. Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations do the Depositary
with respect to indemnification,
charges and expenses.

24. COMPLIANCE WITH
UNITED STATES SECURITIES
LAWS. Notwithstanding any
provisions in this Receipt or the
Deposit Agreement to the
contrary, the Company and the
Depositary have each agreed
that neither of them will exercise
any rights either of them may
have under the Deposit
Agreement or the Receipt to
prevent the withdrawal or delivery
of Deposited Securities in a
manner which would violate the
United States securities laws,
including, but not limited to
Section l A(l) of the General
Instructions to the Form F-6
Registration Statement, as
amended from time to time,
under the Securities Act of 1933.